                                                                   EXHIBIT 3.11


RECORDING REQUESTED BY AND
    WHEN RECORDED MAIL TO:



                                    SPACE ABOVE THIS LINE FOR RECORDER'S USE
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                              STATE OF CALIFORNIA

                                  BILL JONES

                              SECRETARY OF STATE

                                  SACRAMENTO



       I, BILL JONES, Secretary of State of California, hereby certify:

       That the annexed transcript of   1   page(s) was prepared by and in this
                                      _____
office from the record on file, of which it purports to be a copy, and that it is full, true and correct.


                                                 IN WITNESS WHEREOF, I execute
                                          this certificate and affix the Great
                                               Seal of the State of California



                                                  JUL 30, 1997
                                               --------------------------




                              Secretary of State

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                              STATE OF CALIFORNIA
                                  BILL JONES
                              SECRETARY OF STATE

                                                                          LLC-1


                           LIMITED LIABILITY COMPANY
                           ARTICLES OF ORGANIZATION

         IMPORTANT - Read the instructions before completing the form.
         ---------
    This document is presented for filing pursuant to Section 17050 of the
                         California Corporations Code.
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1.  Limited liability company name:
    (End the name with "LLC" or "Limited Liability Company". No periods between the letters in "LLC". "Limited" and "Company" may be abbreviated to "Ltd." and "Co.")

    Crystal Park Hotel and Casino Development Company, LLC
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2.  Latest date (month/day/year) on which the limited liability company is to dissolve:

    December 31, 2026
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3.  The purpose of the limited company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea Limited Liability Company Act.
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4.  Enter the name of initial agent for service of process and check the appropriate provision below:

  G. Michael Finnigan                                              , which is
 ------------------------------------------------------------------

       [ X ]  an individual residing in California, Proceed to Item 5.

       [   ]  a corporation which has filed a certificate pursuant to Section
              1505 of the California Code. Skip Item 5 and proceed to Item 6.
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5.  If the initial agent for service of process is an individual, enter a business or residential street address in California:

    Street address:  1050 South Prairie Avenue

    City:    Inglewood          State:  CALIFORNIA      Zip Code:  90301
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6.  The limited liability company will be managed by: (check one)

[ X ] one manager    [  ] more than one manager    [  ] limited liability
                                                        company members
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7.  If other matters are to be included in the Articles of Organization attach one or more separate pages.
    Number of pages attached, if any:  -0-
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8.  It is hereby declared that I am the person who
    executed this instrument, which execution is my act and deed.


    --------------------------------------------------
    Signature of organizer


     Joan L. Lesser
    --------------------------------------------------
    Type or print name of organizer


    Date:  May 28                            , 19  96
         ------------------------------------    -----

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                                 101996150023
                       FILED;  REGISTRN/ARTICLES OF ORG.
                       AT SACRAMENTO, CA ON MAY 29, 1996
                       SECRETARY OF STATE OF CALIFORNIA
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LLC-1                Approved by the Secretary of State

Filing Fee $70                                     1/96
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